                       THE ZWEIG TOTAL RETURN FUND, INC.

================================================================================

                               Quarterly Report

                              September 30, 2011

                                     [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNERS

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

MARC BALTUCH, Chief Compliance Officer and Vice President

MOSHE LUCHINS, Vice President

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director
INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, LLC
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10286

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG TOTAL RETURN FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                               [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q3-11

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

                                                               November 1, 2011

DEAR FELLOW ZTR SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Total Return Fund, Inc. for the nine months ended September 30, 2011.

   The Zweig Total Return Fund's net asset value declined 6.81% for the quarter ending September 30, 2011, including $0.094 in re-invested distributions. During the same period, the Fund's Composite Index fell 4.33% including re-invested dividends. The Fund's average exposure for the quarter was approximately 43% in equities and 31% in bonds.

   For the nine months ended September 30, 2011, the Fund's net asset value fell 2.20%, including $0.289 in re-invested distributions. During the same period, the Fund's Composite Index fell 0.41%, including re-invested dividends. The Fund's average exposure for the nine months was approximately 42% in equities and 29% in bonds.

          Sincerely,

          /s/ George R. Aylward

          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

                                 EQUITY MARKET

   Fearing a double-dip recession and facing a limping US economy, a looming European debt crisis and a Washington impasse, the domestic stock market's third-quarter was a disaster. Extremely volatile and merciless, it left many battered investors on the ropes, grateful for the final bell. Following the wildest moves since the 2008 financial crisis, the Dow Jones Industrial Average closed at 10,913.38, down 1,520 points, or 12%/(1)/, for the quarter. Half of the drop came in September, the fifth consecutive monthly decline. For the first nine months of 2011 the Dow ended down 5.74%/(1)/.

   Closing at 1,131.42, the S&P 500 tumbled 14%/(1)/ in the third quarter, the steepest quarterly decline since the final three months of 2008. Approximately 7%/(1)/ of the drop was in September. For the year to date, the S&P fell 10.04%/(1)/.

   Also showing the largest quarterly dip since the final three months of 2008, the NASDAQ Composite slumped 13%/(1)/ in the third quarter, with 6.4%/(1)/ of the drop in September. Ending at 2,415.40, the NASDAQ slipped 8.5%/(1)/ for the first nine months.

   The global markets performed even more poorly than the domestic ones. The following are major world indexes and their losses for the nine month period:
Dow Jones ex. U.S. Global Index -- 18.7%/(1)/; STOXX Europe 600 -- 18.0%/(1)/; Eurozone STOXX Index -- 21.7%/(1)/; U.K.'s FTSE 100 -- 13.1%/(1)/; German DAX Index -- 20.4%/(1)/; French CAC 40 -- 21.6%/(1)/; Dow Jones Asia-Pacific 17.3%/(1)/; China Shanghai Composite -- 16.0%/(1)/, and Japan's Nikkei 225 Stock Average -- 14.9%/(1)/.

/(1)/ Return excludes reinvested dividends

   Stating that the economy is close to faltering, Federal Reserve ("Fed") chairman Ben Bernanke told Congress "that the Fed is prepared to take further action to promote stronger economic activity in the context of price stability." This would follow the Fed's decision in September to sell $400 billion in short-term Treasuries and use the proceeds to buy longer-rated bonds. The Fed sought to drive down interest rates on mortgage loans, corporate bonds and other forms of credit.

   Confirming Bernanke's concern that the economy is not growing swiftly enough, the nation's unemployment rate was unchanged at 9.1% in September, the Labor Department reported. About one-third of the 103,000 net new private sector jobs created in September comprised the 45,000 Verizon workers who were on strike in August and returned to work. More than two years since the recession officially ended, 14 million people are jobless, with almost half of them out for at least six months.

   The housing market continues to be the most formidable roadblock to an improving economy. Home building and new home sales were both weak in August. Work started on a seasonally-adjusted 571,000 houses, a 5% drop from July, according to the Commerce Department. That's less than half the total economists say is needed for a robust housing market. The agency also reported that August new home sales slumped 2.3% to a 295,000 annual rate, a six-month low. The median sale price also slipped 7.7% from the year-ago level. The ailing domestic housing market in August was cited by the International Monetary Fund as a key factor in its reduction of the U.S. estimated growth rate in 2012 to 1.8% from 2.7%

   Consumer spending, which accounts for about 70% of U.S. economic activity, was essentially flat in August. While the Commerce Department reported an 0.2% increase in spending, a similar 0.2% rise in prices offset that gain. Meanwhile, income in the U.S. dipped 0.1%, the first monthly decline since October 2000. The savings rate fell to 4.5% from 4.7% in July and was the lowest level since December 2009. The economy grew at just 0.9% for the first half of 2011, the lowest rate since the recession officially ended more than two years ago.

   Reflecting a weak economy, inflation slowed slightly in August. The Labor Department reported that its Consumer Price Index ("CPI") gained 0.4% against 0.5% in July. Excluding the volatile food and energy prices, the aggregate core index was up 0.2%, the same as in July. On a year-over-year basis, the CPI was up 2% in August from 1.8% in July. At 2%, the August rate is bumping the Fed's top-level target.

   A somewhat encouraging report came from the Institute of Supply Management ("ISM") which reported that its index of national manufacturing output came to
51.6 in September against 50.6 in August. A reading of above 50 indicates expansion. ISM attributed the improvement to a rebound in production and increased factory hiring. September marked the sixteenth consecutive month of expansion. Manufacturing accounts for roughly 12% of the Gross National Product and 11% of non-farm employment. For the non-manufacturing or service sector, ISM's index inched down to 53.03 in September from 53.3 in August. While positive for twenty-two straight months, the index is below the twelve-month average of 55.3%.

   Orders for durable goods slipped 0.1% in August after rising 4.1% in July, the Commerce Department reported. However, shipments of these products, which are used in calculating Gross Domestic Product, increased 2.8% in August, the most in five months, after gaining a revised 0.3% in the prior month. Factory inventories rose 0.4% in August.

   On a positive note, the Commerce Department reported that, with exports increasing and imports declining, the U.S. international trade deficit in goods and services fell to $44.8 billion in July from $51.6 billion (revised) in June. Exports expanded to $178 billion in July from

$171.8 billion in June. Exports of goods rose to $126.9 billion from $121.2 billion, while service exports edged up to $51 billion from $50.5 billion. Imports eased down to $222.8 billion from $223.4 billion in the previous month.

   U.S. exports will be facing a harder time because the dollar increased in strength in the third quarter, raising the prices of American products abroad. The euro ended the third quarter at $1.3387, nearly an 8% drop from $1.45 at the end of June. The big exception for the rising dollar was against the Japanese yen, where it lost more than 4% in the quarter.

   Consumer confidence is mired at a low level. The Conference Board reported that its sentiment index rose to 45.4 in September from 45.2 in August, which was the lowest figure since April 2009. The agency also stated that the number of households reporting difficulty in finding jobs was at the highest level in almost three decades.

   Wall Street analysts predict third-quarter profits for the S&P 500 will top the 2010 quarter by 13% and will gain another 15% in the fourth quarter, according to Thomson Reuters. Forecasts for the full years 2011 and 2012 are just as strong, with shares expected to earn a record $98 this year, about 15% above the $85 last year, and to reach nearly $111 next year.

   Companies have more cash on hand than in the last fifty years, according to the Fed. Non-financial companies carried over $2 trillion in cash and other liquid assets at the end of June. This represented an increase of more than $88 billion from the close of March. Cash represented 7.1% of all assets, the greatest level since 1963.

   Merger and acquisition activity was hit hard in the third quarter by market volitity and the European debt crisis. Global M&A volume fell 18% from the second quarter to $595.2 billion, according to Dealogic. The number of global deals declined 9%. In the U.S., deal volume slipped 13% to $218.4 billion. European volume tumbled 36% to $150 billion in the third quarter.

   Worldwide initial public offerings ("IPOs") also suffered in the third quarter, hitting the lowest pace since 2009. There were 258 global IPOs in the quarter, raising a total of $26.4 billion, a decline of 16% from the 306 IPOs, aggregating $53.6 billion, in the like 2010 quarter, according to Dealogic. The U.S. saw 16 new stock listings in the third quarter, raising $3.5 billion, compared with 31 offerings totaling $5.4 billion a year ago.

   Based on current earnings estimates, Bloomberg News reported that stocks in the S&P 500 were trading at a price/earnings ratio of 12.37 on September 30. This compares with 18.35 on June 30 and 14.29 on September 30, 2010. The P/Es for trailing 12-month earnings were reported by S&P at 18.35 on September 30,
19.97 on June 30 and 24.43 on September 30 last year.

   As far as the stock market outlook is concerned, analysts and investors were both more bearish on September 30, with investors more negative. Surveyed by Investors Intelligence, analysts stood at 38% bulls and 41% bears, while members of the American Institute of Investors came to 32% bulls and 47% bears. This was a reversal from June 30 when analysts showed 40% bulls and 27%, bears while investors totaled 38% bulls and 30% bears. On September 30 last year, both groups were more positive, with analysts at 43% bulls and 28% bears and investors 42% bulls and 32% bears. As we see it, the greater amount of recent pessimism tends to be bullish.

   We are not certain we have seen the bottom of this market, but it is possible that we have. Our Fund did some buying on the weakness and our current posture on equities is moderately bullish.

                                  BOND MARKET

   Bond yields continued to trend lower for most of the quarter (when yields fall, prices rise). As stocks plummeted and concerns about a number of geo-political and global economic issues decimated stock values, U.S. Treasury bonds were the big beneficiary. The combination of a flight to safety and a broad consensus that the economies of the world have slowed significantly, brought strong buyers to Treasuries. For the first time in decades, the benchmark ten-year Treasury note fell below a 2.00% yield.

   The ongoing European debt crisis also sent flocks of buyers to the relative safety of Treasury bonds. Concerns that Greece might go bankrupt, with Europe having few tools to deal with the crisis, weighed on stocks and sent panicked investors away from the most risky assets to Treasuries.

   Additionally, economic data from both the U.S. and overseas started showing further weakness. The U.S. unemployment rate has remained very high, considering where the economy should be at this stage of a recovery, and payroll growth is anemic. News from Europe was more worrisome. Even the various emerging markets, including the usually strong China, have been seeing deteriorating economic numbers. The preponderance of negative data and news left investors nowhere to hide, except in the Treasury bond market. Thus, it was a very strong quarter for bonds, despite the downgrade of U.S debt by the S&P.

   During the quarter the Fund added to its bond position, slightly increasing duration (a measure of sensitivity to interest rates). Although the overall duration remains relatively low, this increase was timely. Our bond model has improved slightly but it remains somewhat cautious. For the moment, it seems that the bond market is a tad over-bought, and we would look for better levels before adding to our bond exposure. As always, we remain committed to our discipline and will be flexible in our approach.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on September 30, 2011, included Energy, Materials, Consumer Discretionary, Information Technology and Industrials. Although the percentages held varied, all of the above were in our previous listing. During the quarter we increased our weighting of Consumer Discretionary and Health Care and trimmed our positions in Industrials and Information Technology.

   The Fund's leading individual equity positions included Abbott Labs, Altria, Chevron, ConocoPhillips, Darden Restaurants, DuPont, Intel, McDonald's, PepsiCo and Verizon. All of the above, with the exception of Darden Restaurants, where we added to our holdings, were in our previous listing. Williams, where we trimmed our holdings is no longer among our top positions.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

ASSET ALLOCATION AS OF SEPTEMBER 30, 2011

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

                           [CHART]

U.S. Government Securities
 (includes U.S. Treasury Bills which are Short-term investments)            47%
Common Stocks                                                               41%
Foreign Government Securities                                                5%
Exchange Traded Funds                                                        3%
Corporate Bonds                                                              2%
Money Market Mutual Funds - (Short-term investment)                          2%





The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes cited, and key investment terms used in this report see page 7.

As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMERICAN INSTITUTION OF INVESTORS: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

BLOOMBERG NEWS: A major global provider of 24 hour financial news and information including real-time and historic price data, financial data, trading news and analyst coverage, as well as general news; and sports.

CAC 40: The French stock market index that tracks the 40 Largest French stocks based on market capitalization on the Paris Bourse (stock exchange).

COMMERCE DEPARTMENT: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX: Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DOW JONES ASIA-PACIFIC INDEX: A float-adjusted market capitalization index of securities traded in the Asia/Pacific region representing 15 countries.

DOW JONES GLOBAL EX. U.S. INDEX/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DURATION: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

EUROZONE STOXX INDEX: A geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency.

FEDERAL RESERVE (FED): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING: A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT REPORT ON BUSINESS(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INTERNATIONAL MONETARY FUND: The Fund surveys and monitors economic and financial developments, lends funds to countries with balance-of-payment difficulties, and provides technical assistance and training for countries requesting it.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

LABOR DEPARTMENT: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country's economic statistics.

NASDAQ COMPOSITE(R) INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NIKKEI 225 STOCK AVERAGE: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500(R) INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SHANGHAI COMPOSITE INDEX: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

STOXX EUROPE 600 INDEX: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

THE ZWEIG TOTAL RETURN FUND COMPOSITE INDEX: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index

(formerly Lehman Brothers Government Bond Index) and 50% S&P 500(R) Index.

THOMSON REUTERS: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.



Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                              SEPTEMBER 30, 2011
                                  (UNAUDITED)

($ REPORTED IN THOUSANDS)

                                                                PAR        VALUE
                                                           ---------      --------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      25.5%
      U.S. Treasury Inflation Indexed Note/(3)/
        1.625%, 1/15/15..............................      $ 28,000       $ 35,630
        2.000%, 1/15/16..............................        25,000         31,613
        2.375%, 1/15/17..............................        31,000         39,926
      U.S. Treasury Note 4.000%, 11/15/12..............      18,500         19,285
                                                                          --------
          TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost
            $111,654).............................................         126,454
                                                                          --------
   FOREIGN GOVERNMENT SECURITIES                    5.1%
      Australia Government Bond
        6.500%, 5/15/13..............................         5,000          5,052
        5.500%, 12/15/13.............................        11,000         11,067
      Kingdom of Norway Series 470, 6.500%, 5/15/13....      50,000/(4)/     9,190
                                                                          --------
          TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost
            $25,883)..............................................          25,309
                                                                          --------
   CORPORATE BONDS                                  2.1%
   INDUSTRIALS -- 2.1%
      CSX Corp. 6.250%, 3/15/18........................       4,000          4,824
      Ingersoll-Rand Global Holding Co., Ltd. 6.875%,
        8/15/18........................................       4,814          5,910
                                                                          --------
          TOTAL CORPORATE BONDS (Identified Cost $8,302)..........          10,734
                                                                          --------

                                                             NUMBER OF
                                                              SHARES
                                                           ---------
   COMMON STOCKS                                   40.7%
   CONSUMER DISCRETIONARY -- 5.2%
      Amazon.com, Inc./(2)/............................      16,200          3,503
      AutoZone, Inc./(2)/..............................       9,200          2,936
      Comcast Corp. Class A............................     229,000          4,786
      Darden Restaurants, Inc..........................     120,000          5,130
      Leggett & Platt, Inc.............................      86,000          1,702
      Lululemon Athletica, Inc./(2)/...................      58,000          2,822
      McDonald's Corp..................................      57,000          5,006
                                                                          --------
                                                                            25,885
                                                                          --------

                     See Notes to Schedule of Investments

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- -------
       CONSUMER STAPLES -- 3.1%
          Altria Group, Inc.........................    244,000  $ 6,541
          Heinz (H.J.) Co...........................     33,000    1,666
          Kimberly-Clark Corp.......................     25,000    1,775
          PepsiCo, Inc..............................     83,000    5,138
                                                                 -------
                                                                  15,120
                                                                 -------
       ENERGY -- 7.2%
          Alpha Natural Resources, Inc./(2)/........     40,000      708
          Chesapeake Energy Corp....................    140,000    3,577
          Chevron Corp..............................     57,000    5,274
          ConocoPhillips............................     91,000    5,762
          El Paso Corp..............................    161,000    2,814
          Halliburton Co............................     99,000    3,021
          Occidental Petroleum Corp.................     48,000    3,432
          Petroleo Brasileiro S.A. ADR..............     54,000    1,212
          Schlumberger Ltd..........................     63,000    3,763
          Total SA Sponsored ADR....................     41,000    1,799
          Williams Cos., Inc. (The).................    184,000    4,479
                                                                 -------
                                                                  35,841
                                                                 -------
       FINANCIALS -- 2.5%
          Bank of America Corp......................    317,000    1,940
          Citigroup, Inc............................     69,000    1,768
          Goldman Sachs Group, Inc. (The)...........     35,000    3,309
          HCP, Inc..................................     51,000    1,788
          Lincoln National Corp.....................    119,000    1,860
          New York Community Bancorp, Inc. Class A..    143,000    1,702
                                                                 -------
                                                                  12,367
                                                                 -------
       HEALTH CARE -- 3.8%
          Abbott Laboratories.......................    119,000    6,086
          Biogen Idec, Inc./(2)/....................     28,000    2,608
          Bristol-Myers Squibb Co...................     53,000    1,663
          Eli Lilly & Co............................     47,000    1,737
          Gilead Sciences, Inc./(2)/................     72,000    2,794
          UnitedHealth Group, Inc...................     91,000    4,197
                                                                 -------
                                                                  19,085
                                                                 -------
       INDUSTRIALS -- 5.0%
          Alaska Air Group, Inc./(2)/...............     48,000    2,702
          Caterpillar, Inc..........................     52,000    3,840
          Cummins, Inc..............................     45,000    3,675
          Deere & Co................................     68,000    4,391
          Foster Wheeler AG.........................    117,000    2,081

                     See Notes to Schedule of Investments

                                                        NUMBER OF
                                                         SHARES    VALUE
                                                        --------- --------
     INDUSTRIALS (CONTINUED)
        Lockheed Martin Corp........................      25,000  $  1,816
        Union Pacific Corp..........................      47,000     3,838
        United Continental Holdings, Inc./(2)/......     120,000     2,326
                                                                  --------
                                                                    24,669
                                                                  --------
     INFORMATION TECHNOLOGY -- 5.2%
        Apple, Inc./(2)/............................      12,200     4,650
        Intel Corp..................................     253,000     5,397
        International Business Machines Corp........      25,000     4,376
        Paychex, Inc................................      58,000     1,530
        QUALCOMM, Inc...............................      81,000     3,939
        SanDisk Corp./(2)/..........................      61,000     2,461
        Visa, Inc. Class A..........................      39,000     3,343
                                                                  --------
                                                                    25,696
                                                                  --------
     MATERIALS -- 6.0%
        Alcoa, Inc..................................     259,000     2,479
        CF Industries Holdings, Inc.................      26,000     3,208
        Cliffs Natural Resources, Inc...............      56,000     2,865
        Du Pont (E.I) de Nemours & Co...............     122,000     4,876
        Freeport-McMoRan Copper & Gold, Inc.........     106,000     3,228
        MeadWestvaco Corp...........................      59,000     1,449
        Monsanto Co.................................      66,000     3,963
        Nucor Corp..................................     130,000     4,113
        Potash Corp. of Saskatchewan, Inc...........      83,000     3,587
                                                                  --------
                                                                    29,768
                                                                  --------
     TELECOMMUNICATION SERVICES -- 2.0%
        AT&T, Inc...................................      58,000     1,654
        CenturyLink, Inc............................      50,000     1,656
        Verizon Communications, Inc.................     175,000     6,440
                                                                  --------
                                                                     9,750
                                                                  --------
     UTILITIES -- 0.7%
        Duke Energy Corp............................      89,000     1,779
        FirstEnergy Corp............................      41,000     1,841
                                                                  --------
                                                                     3,620
                                                                  --------
            TOTAL COMMON STOCKS (Identified Cost $205,122)         201,801
                                                                  --------
     EXCHANGE-TRADED FUNDS                         2.6%
        Consumer Staples Select Sector SPDR Fund....     153,000     4,544
        Health Care Select Sector SPDR Fund.........     129,000     4,092
        Templeton Dragon Fund, Inc..................     113,000     2,735

                     See Notes to Schedule of Investments

                                                           NUMBER OF
                                                            SHARES      VALUE
                                                           ----------  --------
    EXCHANGE-TRADED FUNDS (CONTINUED)
       Utilities Select Sector SPDR Fund...............        42,000  $  1,413
                                                                       --------
           TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $12,707)         12,784
                                                                       --------
           TOTAL LONG TERM INVESTMENTS -- 76.0% (Identified cost
             $363,668).........................................         377,082
                                                                       --------
    SHORT-TERM INVESTMENTS                          23.9%
    MONEY MARKET MUTUAL FUNDS -- 1.6%
       Dreyfus Cash Management Fund -- Institutional
         Shares (seven-day effective yield 0.050%).....     7,727,023     7,727
                                                                       --------
                                                                          7,727
                                                                       --------

                                                              PAR
                                                           ----------
    U.S. TREASURY BILLS/(5)/ -- 22.3%
       U.S. Treasury Bill
         0.085%, 11/17/11............................      $   25,000    25,000
         0.115%, 12/15/11............................          50,000    49,998
         0.160%, 5/31/12.............................          11,000    10,995
         0.140%, 6/28/12.............................          15,000    14,990
         0.160%, 7/26/12.............................          10,000     9,992
                                                                       --------
                                                                        110,975
                                                                       --------
           TOTAL SHORT-TERM INVESTMENTS (Identified Cost $118,672)      118,702
                                                                       --------
           TOTAL INVESTMENTS (Identified Cost $482,340) --
             99.9%/(1)/........................................         495,784
           OTHER ASSETS AND LIABILITIES, NET -- 0.1%...........             353
                                                                       --------
           NET ASSETS -- 100.0%................................        $496,137
                                                                       ========

--------
 (1) Federal Income Tax Information : For tax information at September 30, 2011, see Note 4 Federal Income Tax Information in the Notes to Schedule of Investments.
 (2) Non-income producing.
 (3) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (4) Par value represents Norwegian Krone (reported in thousands).
 (5) The rate shown is the discount rate.

                     See Notes to Schedule of Investments

                     COUNTRY WEIGHTINGS (UNAUDITED)+
                     United States...................  92%
                     Norway..........................   2%
                     Australia.......................   3%
                     Canada..........................   1%
                     China...........................   1%
                     Switzerland.....................   1%
                                                      ---
                     Total........................... 100%
                                                      ===

              --------
              + % of total investments as of September 30, 2011

   The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2011 (See Security Valuation Note 1A in the Notes to Schedule of Investments):

                                                                                               LEVEL 2
                                                                                             SIGNIFICANT
                                                              TOTAL VALUE AT      LEVEL 1    OBSERVABLE
                                                            SEPTEMBER 30, 2011 QUOTED PRICES   INPUTS
                                                            ------------------ ------------- -----------
   Debt Securities:
      U.S. Government Securities (includes short-term
       investments)........................................      $237,429        $     --     $237,429
      Foreign Government Securities........................        25,309              --       25,309
      Corporate Bonds......................................        10,734              --       10,734
   Equity Securities:
      Common Stocks........................................       201,801         201,801           --
      Exchange-Traded Funds................................        12,784          12,784           --
      Short-Term Investments...............................         7,727           7,727           --
                                                                 --------        --------     --------
   Total...................................................      $495,784        $222,312     $273,472
                                                                 ========        ========     ========

   There are no Level 3 (significant unobservable input) securities.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              SEPTEMBER 30, 2011
                                  (UNAUDITED)

(REPORTED IN THOUSANDS EXCEPT FOR THE PER SHARE AMOUNTS)

                                                                                     NET ASSET VALUE
                                                                   TOTAL NET ASSETS     PER SHARE
                                                                  ------------------ --------------
Beginning of period: December 31, 2010...........................           $457,035         $ 3.99
   Net investment income......................................... $  7,158           $ 0.05
   Net realized and unrealized loss on investments...............  (25,375)           (0.17)
   Dividends from net investment income and distributions
     from net long-term and short-term capital gains*............  (40,670)           (0.29)
   Net proceeds from the sales of shares during rights offering
     (net of expenses of $531)...................................   97,989
   Dilutive effect on net asset value as a result of rights
     offering....................................................                     (0.14)
                                                                  --------           ------
   Net increase (decrease) in net assets/net asset value.........             39,102          (0.55)
                                                                            --------         ------
End of period: September 30, 2011................................           $496,137         $ 3.44
                                                                            ========         ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2011, we estimate 17% of the distributions will represent net investment income, 3% will represent excess gain distributions which are taxed as ordinary income and 80% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                              SEPTEMBER 30, 2011
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   Security Valuation procedures for the funds have been approved by the Board of Trustees. All internally fair valued securities referred to below are approved by a valuation committee appointed under the direction of the Board of Trustees.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

NOTE 2 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   At September 30, 2011, the Fund held 47% of its total investments in U.S. Government securities (includes 22% of U.S. Treasury Bills which are Short-term investments).

NOTE 4 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                          NET UNREALIZED
      FEDERAL       UNREALIZED          UNREALIZED         APPRECIATION
     TAX COST      APPRECIATION        DEPRECIATION       (DEPRECIATION)
     ---------  ------------------  ------------------  ------------------
     $484,651        $30,824            $(19,691)            $11,133

NOTE 5 -- RECENT ACCOUNTING PRONOUNCEMENT

   In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

NOTE 6 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended
June 30, 2011, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.